Exhibit 10.5

CONFIDENTIAL

SHAREHOLDERS’ VOTING RIGHTS PROXY AGREEMENT

Xianbin MENG,
Xiaobo SHEN,
HANGZHOU MYL COMMERCIAL SERVICE CO., LTD.
AND
HANGZHOU MYL BUSINESS ADMINISTRATION CONSULTING CO., LTD.

MAY 1, 2009

SHAREHOLDERS’ VOTING RIGHTS PROXY AGREEMENT

This SHAREHOLDERS’ VOTING RIGHTS PROXY AGREEMENT (this “AGREEMENT”) is entered into on MAY 1, 2009 by and between:

(1) Xianbin MENG
Address: Xianjin Village, Tielu Town, Langao County, Shanxi Province, PRC
Identity Card Number: 612426198009283412

(2) Xiaobo SHEN
Address:40 Lane No.1025, Liuying Rd., Zhabei District, Shanghai, PRC
Identity Card Number: 310108198606112011

(3) Hangzhou MYL Commercial Service Co., Ltd. (Hereinafter "Hangzhou MYL Commercial)
Registered Address: Room 603, 260 South Hushu Rd., Gongshu District; Hangzhou, Zhejiang, PRC
Legal Representative: Xianbin MENG

(4) Hangzhou MYL Business Administration Consulting Co., Ltd..( "Hangzhou MYL Consulting")
Registered Address: Room 604, 260 South Hushu Rd., Gongshu District; Hangzhou, Zhejiang, PRC
Legal Representative: Kaien LIANG

The above parties shall hereinafter be individually referred to as a “PARTY” and collectively, “PARTIES”. Xianbin MENG and Xiaobo SHEN shall hereinafter be individually referred to as a “PERSONAL SHAREHOLDER” and collectively, “PERSONAL SHAREHOLDERS”, Personal Shareholders and HANGZHOU MYL COMMERCIAL shall hereinafter be individually referred to as a “SHAREHOLDER” and collectively, “SHAREHOLDERS”.

WHEREAS:

1. Xianbin MENG and Xiaobo SHEN are the registered shareholders of HANGZHOU MYL COMMERCIAL, legally holding all the equity in HANGZHOU MYL COMMERCIAL, of which Xianbin MENG holding 70% interest and Xiaobo SHEN 30%.

2. The Shareholders intend to severally entrust the individual designated by Hangzhou MYL Consulting with the exercises of their voting rights in Target Company (as defined below) while Hangzhou MYL Consulting is willing to designate such an individual.

The Parties hereby have reached the following agreement upon friendly consultations:

ARTICLE 1  VOTING RIGHTS ENTRUSTMENT

1.1           Under this Agreement, “TARGET COMPANY” shall mean, to Xianbin MENG and Xiaobo SHEN, HANGZHOU MYL COMMERCIAL; and to HANGZHOU MYL COMMERCIAL, any and all of its Subsidiaries to be established.

1.2           The Shareholders hereby irrevocably undertake to respectively sign the Entrustment Letter after execution of the Agreement to respectively entrust the personnel designated by Hangzhou MYL Consulting then (“TRUSTEES”) to exercise the following rights enjoyed by them as shareholders of Target Company in accordance with the then effective articles of association of Target Company (collectively, the “ENTRUSTED RIGHTS”):

(1)           Proposing to convene and attending shareholders’ meetings of Target Company as proxy of the Shareholders according to the articles of association of Target Company;

(2)           Exercising voting rights as proxy of the Shareholders, on issues discussed and resolved by the shareholders’ meeting of Target Company, including but not limited to the appointment and election for the directors, general manager and other senior management personnel of Target Company.

The above authorization and entrustment is granted subject to the status of trustees as PRC citizens and the approval by Hangzhou MYL Consulting. Upon and only upon written notice of dismissing and replacing Trustee(s) given by Hangzhou MYL Consulting to the Shareholders, the Shareholders shall promptly entrust another PRC citizen then designated by Hangzhou MYL Consulting to exercise the above Entrusted Rights, and once new entrustment is made, the original entrustment shall be replaced; the Shareholders shall not cancel the authorization and entrustment of the Trustee(s) otherwise.

1.3           The Trustees shall perform the entrusted obligation within the scope of entrustment in due care and prudence and in compliance with laws; the Shareholders acknowledge and assume relevant liabilities for any legal consequences of the Trustees’ exercise of the foregoing Entrusted Rights.

1.4           The Shareholders hereby acknowledge that the Trustees are not required to seek advice from the Shareholders prior to their respective exercise of the foregoing Entrusted Rights. However, the Trustees shall inform the Shareholders in a timely manner of any resolution or proposal on convening interim shareholders’ meeting after such resolution or proposal is made.

ARTICLE 2  RIGHT TO INFORMATION

2.1           For the purpose of exercising the Entrusted Rights under this Agreement, the Trustees are entitled to know the information with regard to Target Company’s operation, business, clients, finance, staff, etc., and shall have access to relevant materials of Target Company. Target Company shall adequately cooperate with the Trustees in this regard.

ARTICLE 3 EXERCISE OF ENTRUSTED RIGHTS

3.1           The Shareholders will provide adequate assistance to the exercise of the Entrusted Rights by the Trustees, including execution of the resolutions of the shareholders’ meeting of Target Company or other pertinent legal documents made by the Trustee when necessary (e.g., when it is necessary for examination and approval of or registration or filing with governmental departments).

3.2           If at any time during the term of this Agreement, the entrustment or exercise of the Entrusted Rights under this Agreement is unenforceable for any reason except for default of any Shareholder or Target Company, the Parties shall immediately seek a most similar substitute for the unenforceable provision and, if necessary, enter into supplementary agreement to amend or adjust the provisions herein, in order to ensure the realization of the purpose of this Agreement.

ARTICLE 4 EXEMPTION AND COMPENSATION

4.1           The Parties acknowledge that Hangzhou MYL Consulting shall not be requested to be liable for or compensate (monetary or otherwise) other Parties or any third party due to exercise of Entrusted Rights by the Trustees designated by Hangzhou MYL Consulting under this Agreement.

4.2           Target Company and the Shareholders agree to compensate Hangzhou MYL Consulting for and hold it harmless against all losses incurred or likely to be incurred by it due to exercise of the Entrusted Rights by the Trustees designated by Hangzhou MYL Consulting, including without limitation any loss resulting from any litigation, demand arbitration or claim initiated or raised by any third party against it or from administrative investigation or penalty of governmental authorities.

However, the Shareholders and Target Company will not compensate for losses incurred due to wilful misconduct or gross negligence of Hangzhou MYL Consulting.

ARTICLE 5  REPRESENTATIONS AND WARRANTIES

5.1              Each of the Personal Shareholders hereby severally and jointly represents and warrants that:

5.1.1           Each of the Personal Shareholders is a PRC citizen with full capacity and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions.

5.1.2           Each of the Personal Shareholders has full right and authorization to execute and deliver this Agreement and other documents that are related to the transaction referred to herein and to be executed by them. They have full right and authorization with respect to consummate the transaction referred to herein.

5.1.3           This Agreement shall be executed and delivered by the Personal Shareholders lawfully and properly. This Agreement constitutes the legal and binding obligations on them and is enforceable on them in accordance with its terms and conditions hereof.

5.1.4           The Personal Shareholders are registered and legal shareholders of Target Company as of the effective date of this Agreement, and except the rights created by this Agreement, the Call Option Agreement entered into by Hangzhou MYL Consulting, Target Companies and them on MAY 1, 2009 (the “CALL OPTION AGREEMENT”), as well as the Equity Pledge Agreement entered into by Hangzhou MYL Consulting and Target Company and them on MAY 1, 2009, (the “EQUITY PLEDGE AGREEMENT”), there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights in accordance with the then effective articles of association of Target Company.

5.1.5           Considering the fact that according to Equity Pledge Agreement, considering the fact that Personal Shareholders will set aside all the equity interest held thereby in relevant Target Company as security to secure the performance by them of their obligations under the Call Option Agreement entered into between them respectively and Hangzhou MYL Consulting as of MAY 1, 2009, Personal Shareholders undertake to make full and due performance of the obligations under Call Option Agreement during the valid term of this Agreement, and they will not be in conflict with any stipulation under Call Option Agreement, which are likely to have impact on the exercise of he Entrusted Rights the Trustees under this Agreement.

5.1.6           Considering the facts that the Target Company entered into the Exclusive Agreement (the “SERVICE AGREEMENT”) on MAY 1, 2009 with Hangzhou MYL Consulting, the Call Option Agreement with Hangzhou MYL Consulting and the Shareholders on MAY 1, 2009, and that the Shareholders of Target Company will set aside all equity interest held thereby in Target Company as security to secure the performance of the contractual obligations under the above two agreements by Target Company, the Personal Shareholders undertake to, during the valid term of this Agreement, procure the full and due performance of Target Company of any and all its obligations under the Service Agreement, the Call Option Agreement, and warrant that no adverse impact on the exercise of the Entrusted Rights hereunder by the Trustees will be incurred due to the breach of the Exclusive Service Agreement, Call Option Agreement by Target Company.

5.2              Hangzhou MYL Consulting (excluding the person designated by it) hereby represents and warrants that:

5.2.1           it is a company with limited liability properly registered and legally existing under PRC laws, with an independent corporate legal person status, and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

5.2.2           it has the full corporate power and authority to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

5.3              HANGZHOU MYL COMMERCIAL hereby represents and warrants that any Target Company:

5.3.1           will be a company or entity with limited liability properly registered and legally existing under PRC laws, with an independent legal person status, and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

5.3.2           will have the full corporate power and authority to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

5.3.3           the Shareholders are registered shareholders as of the effective date of this Agreement, legally holding the equity interest in such Target Company. Except rights created by this Agreement, the Equity Pledge Agreement and the Call Option Agreement, there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights in accordance with the then effective articles of association of Target Company.

5.3.4           Considering the fact that the Shareholders of Target Company will set aside all the equity interest held thereby in Target Company as security to secure the performance of the contractual obligations by Target Company under the Exclusive Service Agreement, the Call Option Agreement, Target Company will undertake to, during the valid term of this Agreement, make full and due performance of any and all obligations under the Exclusive Service Agreement, the Call Option Agreement, and warrant that no adverse impact on the exercise of the Entrusted Rights hereunder by the Trustees will be incurred due to the breach of the Exclusive Service Agreement, the Call Option Agreement by Target Company.

5.4              HANGZHOU MYL COMMERCIAL hereby in respect of itself represents and warrants that:

5.4.1           it is a company with limited liability properly registered and legally existing under PRC laws, with an independent legal person status, and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

5.4.2           it has the full corporate power and authority to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

5.4.3           As of the effective date of this Agreement, Xianbin MENG and Xiaobo SHEN are registered shareholders, legally holding the equity interest in HANGZHOU MYL COMMERCIAL.  Except rights created by this Agreement, the Equity Pledge Agreement and the Call Option Agreement, in respect of HANGZHOU MYL COMMERCIAL, there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights according to the then effective articles of association of HANGZHOU MYL COMMERCIAL.

5.4.4           As of the effective date of this Agreement and in respect of Target Company in which it holds equity interest, it is registered shareholder. Except rights created by this Agreement, the Call Option Agreement and the Equity Pledge Agreement, there exists no third party right on the Entrusted Rights.  Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights according to the then effective articles of association of Target Company.

5.4.5           Considering the fact that according to the Equity Pledge Agreement, it shall set aside all equity interest held thereby in relevant Target Company as security to secure the performance of its obligations under the Call Option Agreement. HANGZHOU MYL COMMERCIAL undertakes to make full and due performance of the Call Option Agreement during the valid term of this Agreement and that it will not be in conflict with any term under the Call Option Agreement, which may have impact on the exercise of the Entrusted Rights by the Trustees under this Agreement.

5.4.6           Considering the fact that according to the Equity Pledge Agreement, that Shareholders of Target Company will set aside all the equity interest held thereby in Target Company as security to secure the performance of the contractual obligations by Target Company under the Exclusive Service Agreement, Call Option Agreement, HANGZHOU MYL COMMERCIAL undertakes to, during the valid term of this Agreement, procure the full and due performance of any and all obligations under the Exclusive Service Agreement and Call Option Agreement by the Target Company in which it holds equity interest, and warrants that no adverse impact on the exercise of the Entrusted Rights hereunder by the Trustees will be incurred due to breaching the Exclusive Service Agreement, or Call Option Agreement by Target Company.

ARTICLE 6  TERM OF AGREEMENT

6.1           This Agreement takes effect as of May 1, 2009. Unless earlier terminated by any of the Parties in writing, this Agreement shall be valid for a term of five (5) years commencing May 1, 2009; provided that it shall be deemed to be automatically extended for another five (5) years starting from the expiration date unless Hangzhou MYL Consulting sends a written notice indicating its objection to extending of this agreement..

6.2           In case that a Shareholder transfers all of the equity interest held by it in Target Company with prior consent of Hangzhou MYL Consulting, such Shareholder shall no longer be a Party to this Agreement whilst the obligations and commitments of the other Parties under this Agreement shall not be adversely affected thereby.

ARTICLE 7  NOTICE

7.1           Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

7.2           The abovementioned notice or other correspondences shall be deemed to have been delivered when (i) it is transmitted if transmitted by facsimile or telex, or (ii) it is delivered if delivered in person, or (iii) when five (5) days have elapsed after posting the same if posted by mail.

ARTICLE 8 DEFAULT LIABILITY

8.1           The Parties agree and confirm that, if any Party (the “DEFAULTING PARTY”) breaches substantially any provision hereof, or fails substantially to perform any of the obligations hereunder, such breach or failure shall constitute a default hereunder ( “DEFAULT”), then the non-defaulting Party shall have the right to require the Defaulting Party to make remedy within a reasonably specified period. If the Defaulting Party fails to make remedy within such reasonable period or within ten (10) days after the non-defaulting Party notifying the Defaulting Party in writing and requiring it to make remedy, then the non-defaulting Party shall have the right, at its sole discretion, to (1) terminate this Agreement and require the Defaulting Party to keep it fully indemnified; or (2) to require specific performance by the Defaulting Party of this Agreement and to keep it fully indemnified.

8.2           Without limiting the generality of Article 8.1 above, any breach by any Shareholder of the Call Option Agreement or Equity Pledge Agreement shall be deemed as having constituted the breach by such Shareholder of this Agreement; any breach by Target Company of the Exclusive Service Agreement or Call Option Agreement shall be deemed as having constituted the breach by Target Company of this Agreement.

8.3           The Parties agree and confirm, the Shareholders or Target Company shall not request the termination of this Agreement for whatsoever reason and under whatsoever circumstance, except otherwise stipulated by laws or this Agreement.

8.4           Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

ARTICLE 9 MISCELLANEOUS

9.1           This Agreement shall be made in Chinese and English in quadruplicate, with each involved Party holding one (1).

9.2           The conclusion, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by laws of the PRC.

9.3           Any disputes arising from and in connection with this Agreement shall be settled through consultations among the Parties involved, and if the Parties involved fail to reach an agreement regarding such a dispute within thirty (30) days of its occurrence, such dispute shall be submitted to China International Economic and Trade Arbitration Commission Shanghai Branch for arbitration in Shanghai in accordance with the arbitration rules of such commission, and the arbitration award shall be final and binding on all the Parties involved.

9.4           Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and a Party’s exercise of any of its rights, powers and remedies shall not preclude its exercise of other rights, powers and remedies of it.

9.5           Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the “PARTY’S RIGHTS”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way or exercising the remaining part of the Party’s Rights.

9.6           The titles of the Articles contained herein are for reference only, and in no circumstances shall such titles be used for or affect the interpretation of the provisions

9.7           Each provision contained herein shall be severable and independent from each of other provisions. If at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected thereby.

9.8   Upon execution, this Agreement shall replace any other previous legal documents entered into by relevant Parties on the same subject matter.

9.9           Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement. Notwithstanding the preceding sentence, considering that the rights and obligations of each Target Company and its Shareholders are independent and severable from each other, in case that the amendment or supplement to this Agreement is intended to have impact upon one of the Target Companies and its Shareholders, such amendment or supplement requires only the approval of Hangzhou MYL Consulting, the Target Company and its Shareholder while no consent is necessary from the other Target Companies and their Shareholders (to the extent that the amendment or supplement does not have impact upon such other Shareholders).

9.10         In respect of the Shareholder and Target Company, they shall not assign any of their rights and/or transfer any of their obligations hereunder to any third parties without prior written consent from Hangzhou MYL Consulting; Hangzhou MYL Consulting shall have the right to assign any of its rights and/or transfer any of its obligations hereunder to any third parties designated by it after giving notice to the Shareholders.

9.11         This Agreement shall be binding on the legal successors of the Parties.

9.12         The rights and obligations of Target Companies are severable and independent, performance of this Agreement by any Shareholder and any Target Company shall not affect the performance by the other Shareholders and other Target Companies.

9.13           Notwithstanding any provision to the contrary in this Agreement, new companies other than the Target Companies and their shareholder(s) can be included as one party to this Agreement by signing the Acknowledgement Letter in the form of Appendix to this Agreement. The new companies shall enjoy the same rights and assume the same obligations as other Target Companies; the shareholder(s) of the new companies shall enjoy the same rights and assume obligations as the other Shareholders hereunder. Since the rights and obligations of the Target Company and its Shareholder(s) under the Agreement are severable and independent, the participation of the new target companies and their shareholders will not affect the rights and obligations of the original Target Company and its Shareholders, the participation of the new target companies only requires confirmation of Hangzhou MYL Consulting by signing. Each of the Target Companies hereby irrevocably and unconditionally agrees to the participation of the new companies and their shareholders, and further confirms that the shareholder(s) of any new target company can entrust the Trustees to exercise the voting rights according to the terms of this Agreement not necessarily with consent of the original Target Companies or their relevant Shareholder(s).

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IN WITNESS HEREOF, the following Parties have caused this Shareholders’ Voting Rights Proxy Agreement to be executed as of the date first here above mentioned.

Xianbin MENG

Signature by:   /s/

Xiaobo SHEN

Signature by:   /s/

Hangzhou MYL Commercial Service Co., Ltd.

Signed by:    /s/
Name:
Position:

Hangzhou MYL Business Administration Consulting Co., Ltd.
Name:
Position:

APPENDIX II

ACKNOWLEDGEMENT LETTER

Name:
ID No. (for a individual): _______________/or registered address (for an entity):
("PARTICIPATING SHAREHOLDER")

and

Name of entity:
registered address: ____________________
("PARTICIPATING TARGET COMPANY")

hereby agree to participate each as an independent party in the Shareholders' Voting Rights Proxy Agreement dated MAY 1, 2009 among Hangzhou MYL Business Administration Consulting Co., Ltd. and other relevant parties ("PROXY AGREEMENT"). Participating Shareholder and Participated Target Company agree to entrust the Trustees designated by Hangzhou MYL Consulting to exercise the voting rights in Participating Target Company in respect of ___% of the equity interest in the registered capital of Participating Target Company held by the Participating Shareholder as of the date of the Acknowledgement Letter, on behalf of Participating Shareholder.

By signing this Acknowledgement Letter, the Participating Shareholder and Participated Target Company shall be deemed to have made the same undertakings and warranties as those of the Shareholders and Target Companies under the Proxy Agreement, to agree to respectively perform the same obligations as the Shareholders and Target Companies thereunder, and to acknowledge the rights and obligations of the Parties thereunder.

PARTICIPATING SHAREHOLDERS

Signed by : _____________
Name:
Position:

PARTICIPATING TARGET COMPANY

Signed by : _____________
Name:
Position:

Hangzhou MYL Business Administration Consulting Co., Ltd.

Signed by : _____________
Name:
Position: